PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact
Allyson Scott
McGrath/Power Public Relations and Communications
+1-408-727-0351
allysonscott@mcgrathpower.com

Investor Contact
Jeffrey Schreiner
+1-408-916-0012
jschreiner@mellanox.com

Israel PR Contact
Jonathan Wolf
Galai Communications Public Relations
+972 (0) 3-613-52-84
yoni@galaipr.com

Mellanox Achieves Record Quarterly Revenue in the Third Quarter 2017
Quarterly Revenues of $225.7 Million; Up 6.5 Percent Sequentially
Ethernet Revenues Up 27 Percent Sequentially; 25/50/100 Gigabit Revenues Up 29 Percent Sequentially
Driving Revenue Diversification
Generated $53 Million in Operating Cash Flow

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — October 25, 2017 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX) today announced financial results for its third quarter ended September 30, 2017.

“We are pleased to achieve a record revenue quarter and resume our growth. Our third quarter Ethernet revenues achieved double digit sequential growth, driven by increasing deployments of our 25 gigabit per second and above products, which demonstrates our leadership position in these markets,” said Eyal Waldman, President and CEO of Mellanox Technologies. “During the third quarter, InfiniBand revenues declined seven percent sequentially mainly due to a large Department of Energy CORAL deployment in the second quarter. On a year-over-year basis, our InfiniBand high-performance computing and artificial intelligence revenues increased by double digit percentages. We believe Mellanox is well positioned to meet our customers’ expanding performance needs with the introduction of multiple new products. We see multiple growth engines for our Ethernet and InfiniBand products.”

Third Quarter 2017 - Highlights

•	Revenues of $225.7 million increased 0.7 percent, compared to $224.2 million in the third quarter of 2016.

•	GAAP gross margins of 65.7 percent, compared to 65.1 percent in the third quarter of 2016.

•	Non-GAAP gross margins of 70.7 percent, compared to 71.8 percent in the third quarter of 2016.

•	GAAP operating income was $6.6 million, compared to $14.5 million in the third quarter of 2016.

•	Non-GAAP operating income was $38.5 million, or 17.1 percent of revenue, compared to $49.2 million, or 22.0 percent of revenue in the third quarter of 2016.

•	GAAP net income was $3.4 million, compared to $12.0 million in the third quarter of 2016.

•	Non-GAAP net income was $36.6 million, compared to $46.2 million in the third quarter of 2016.

•	GAAP net income per diluted share was $0.07, compared to $0.24 in the third quarter of 2016.

•	Non-GAAP net income per diluted share was $0.71, compared to $0.93 in the third quarter of 2016.

•	$53.0 million in cash was provided by operating activities, compared to $43.8 million in the third quarter of 2016.

•	Cash and investments totaled $346.2 million at September 30, 2017, compared to $328.4 million at December 31, 2016.

Fourth Quarter 2017 Outlook

We currently project:

•	Quarterly revenues of $230 million to $240 million

•	Non-GAAP gross margins of 69 percent to 70 percent

•	Non-GAAP operating expenses of $125 million to $127 million

•	Share-based compensation expense of $18.3 million to $18.8 million

•	Non-GAAP diluted share count of 51.7 million to 52.2 million

Recent Mellanox Press Release Highlights

•	October 4, 2017	Mellanox Enables the Next Generation of Software-Defined Data Center Networks with BlueField™ SmartNIC Network Adapters
•	September 25, 2017	HPE Chooses Mellanox Spectrum™ To Power StoreFabric M-series Switches
•	September 6, 2017	Mellanox and Accelink Partner to Provide 100Gb/s PSM4 Ethernet Transceivers
•	August 28, 2017	Mellanox Collaborates with VMware to Accelerate Applications in Virtualized Data Centers
•	August 22, 2017	Mellanox Network Adapters for 25G RoCE Ethernet Cloud Deployed in Alibaba
•	August 8, 2017	Mellanox Announces Availability of BlueField Storage Solutions that Accelerate NVMe over Fabrics

Conference Call
Mellanox will hold its third quarter 2017 financial results conference call today, at 2 p.m. Pacific Time, to discuss the company’s financial results. To listen to the call, dial 1-866-831-8713, or for investors outside the U.S., +1-203-518-9713, approximately 10 minutes prior to the start time.
The Mellanox financial results conference call will be available via live webcast on the investor relations section of the Mellanox website at: http://ir.mellanox.com. Access the webcast 15 minutes prior to the start of the call to download and install any necessary audio software. A replay of the webcast will also be available on the Mellanox website.
About Mellanox
Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software, cables and silicon that accelerate application runtime and maximize business results for a wide range of markets including high-performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, and income tax effects and adjustments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, and income tax effects and adjustments because it enhances investors' ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company's business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, changes related to recognition of deferred taxes and the net impact on the company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the "Investor Relations" section on our website.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, including the outlook for the three months ended December 31, 2017, statements related to trends in the market for our solutions and services, opportunities for our company in 2017 and beyond, and future product capabilities. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as "projects," "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 17, 2017. All forward-looking statements in this press release, including the outlook for the three months ended December 31, 2017, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Total revenues	$225,699	$224,211	$626,312	$635,822
Cost of revenues	77,335	78,191	215,212	228,479
Gross profit	148,364	146,020	411,100	407,343
Operating expenses:
Research and development	90,916	83,611	271,755	236,969
Sales and marketing	37,829	34,408	111,696	98,212
General and administrative	13,039	13,501	38,034	54,933
Total operating expenses	141,784	131,520	421,485	390,114
Income (loss) from operations	6,580	14,500	(10,385)	17,229
Interest expense	(2,016)	(2,195)	(6,005)	(5,408)
Other income, net	956	606	2,466	982
Interest and other, net	(1,060)	(1,589)	(3,539)	(4,426)
Income (loss) before taxes on income	5,520	12,911	(13,924)	12,803
Provision for taxes on income	2,117	874	2,908	3,280
Net income (loss)	$3,403	$12,037	$(16,832)	$9,523
Net income (loss) per share — basic	$0.07	$0.25	$(0.34)	$0.20
Net income (loss) per share — diluted	$0.07	$0.24	$(0.34)	$0.19
Shares used in computing net income (loss) per share:
Basic	50,587	48,385	49,999	47,883
Diluted	51,575	49,494	49,999	49,232

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Reconciliation of GAAP net income (loss) to non-GAAP:
GAAP net income (loss)	$3,403	$12,037	$(16,832)	$9,523
Adjustments:
Share-based compensation expense:
Cost of revenues	473	627	1,530	1,773
Research and development	10,811	10,396	29,799	30,318
Sales and marketing	4,336	3,837	11,684	11,374
General and administrative	2,940	2,716	7,980	10,471
Total share-based compensation expense	18,560	17,576	50,993	53,936
Amortization of acquired intangibles:
Cost of revenues	10,641	13,519	31,841	37,479
Research and development	196	195	582	584
Sales and marketing	2,230	2,230	6,690	5,483
Total amortization of acquired intangibles	13,067	15,944	39,113	43,546
Settlement costs:
General and administrative	—	—	—	5,106
Total settlement costs	—	—	—	5,106
Acquisition related charges:
Cost of revenues	—	729	—	8,261
Research and development	105	407	541	1,047
Sales and marketing	32	—	93	206
General and administrative	153	85	286	6,746
Total acquisition related charges	290	1,221	920	16,260
Tax effects and adjustments	1,293	(585)	(549)	(207)
Non-GAAP net income	$36,613	$46,193	$73,645	$128,164

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$225,699	$224,211	$626,312	$635,822
GAAP gross profit	148,364	146,020	411,100	407,343
GAAP gross margin	65.7%	65.1%	65.6%	64.1%
Share-based compensation expense	473	627	1,530	1,773
Amortization of acquired intangibles	10,641	13,519	31,841	37,479
Acquisition related charges	—	729	—	8,261
Non-GAAP gross profit	$159,478	$160,895	$444,471	$454,856
Non-GAAP gross margin	70.7%	71.8%	71.0%	71.5%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$141,784	$131,520	$421,485	$390,114
Share-based compensation expense	(18,087)	(16,949)	(49,463)	(52,163)
Amortization of acquired intangibles	(2,426)	(2,425)	(7,272)	(6,067)
Settlement costs	—	—	—	(5,106)
Acquisition related charges	(290)	(492)	(920)	(7,999)
Non-GAAP operating expenses	$120,981	$111,654	$363,830	$318,779

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Reconciliation of GAAP income (loss) from operations to non-GAAP:
GAAP income (loss) from operations	$6,580	$14,500	$(10,385)	$17,229
Share-based compensation expense	18,560	17,576	50,993	53,936
Settlement costs	—	—	—	5,106
Amortization of acquired intangibles	13,067	15,944	39,113	43,546
Acquisition related charges	290	1,221	920	16,260
Non-GAAP income from operations	$38,497	$49,241	$80,641	$136,077

Shares used in computing GAAP diluted net income (loss) per share:	51,575	49,494	49,999	49,232
Adjustments:
Effect of dilutive securities under GAAP	(988)	(1,109)	—	(1,349)
Total options vested and exercisable	1,030	1,265	1,030	1,265
Shares used in computing non-GAAP diluted net income per share:	51,617	49,650	51,029	49,148

GAAP diluted net income (loss) per share	$0.07	$0.24	$(0.34)	$0.19
Adjustments:
Share-based compensation expense	0.35	0.35	1.02	1.10
Amortization of acquired intangibles	0.25	0.32	0.78	0.89
Settlement costs	—	—	—	0.10
Acquisition related charges	0.01	0.03	0.02	0.33
Tax effects and adjustments	0.03	(0.01)	(0.01)	—
Effect of dilutive securities under GAAP	0.01	0.02	—	0.07
Total options vested and exercisable	(0.01)	(0.02)	(0.03)	(0.07)
Non-GAAP diluted net income per share	$0.71	$0.93	$1.44	$2.61

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	September 30,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$58,416	$56,780
Short-term investments	287,743	271,661
Accounts receivable, net	133,618	141,768
Inventories	61,609	65,523
Other current assets	20,222	17,346
Total current assets	561,608	553,078
Property and equipment, net	117,483	118,585
Severance assets	17,839	15,870
Intangible assets, net	247,431	278,031
Goodwill	472,437	471,228
Deferred taxes and other long-term assets	53,942	36,713
Total assets	$1,470,740	$1,473,505

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$42,067	$59,533
Accrued liabilities	91,510	105,042
Deferred revenue	23,257	24,364
Current portion of term debt	23,341	23,628
Total current liabilities	180,175	212,567
Accrued severance	22,825	19,874
Deferred revenue	17,134	15,968
Term debt	174,441	218,786
Other long-term liabilities	39,108	30,580
Total liabilities	433,683	497,775
Shareholders' equity:
Ordinary shares	218	209
Additional paid-in capital	851,480	774,605
Accumulated other comprehensive income (loss)	1,136	(928)
Retained earnings	184,223	201,844
Total shareholders’ equity	1,037,057	975,730
Total liabilities and shareholders’ equity	$1,470,740	$1,473,505

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities:
Net income (loss)	$(16,832)	$9,523
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	76,564	73,264
Deferred income taxes	(704)	1,266
Share-based compensation	50,993	49,127
Gain on investments, net	(2,632)	(1,190)
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	8,420	(32,698)
Inventories	2,349	12,624
Prepaid expenses and other assets	(5,802)	5,343
Accounts payable	(14,876)	4,876
Accrued liabilities and other liabilities	(3,104)	15,132
Net cash provided by operating activities	94,376	137,267

Cash flows from investing activities:
Purchase of severance-related insurance policies	(983)	(865)
Purchase of short-term investments	(139,861)	(218,642)
Proceeds from sales of short-term investments	95,414	209,456
Proceeds from maturities of short-term investments	31,008	130,187
Purchase of property and equipment	(35,243)	(32,748)
Purchase of intangible assets	(1,836)	(6,060)
Purchase of investments in private companies	(13,500)	(1,284)
Acquisition, net of cash acquired of $87.5 million in 2016	(872)	(693,692)
Net cash used in investing activities	(65,873)	(613,648)

Cash flows from financing activities:
Proceeds from term debt	—	280,000
Principal payments on term debt	(46,000)	(27,000)
Term debt issuance costs	—	(5,521)
Payments on capital lease and intangible asset financings	(5,969)	(491)
Proceeds from issuances of ordinary shares through employee equity incentive plans	25,102	21,649
Net cash provided by (used in) financing activities	(26,867)	268,637

Net increase (decrease) in cash and cash equivalents	1,636	(207,744)
Cash and cash equivalents at beginning of period	56,780	263,199
Cash and cash equivalents at end of period	$58,416	$55,455